UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2009

OMEGA FLEX, INC.

(Exact name of registrant as specified in charter)

Pennsylvania	000-51372	23-1948942
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

451 Creamery Way,

Exton, Pennsylvania, 19341

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (610) 524-7272

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS - This report and the exhibit or exhibits attached hereto, contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to management’s good faith expectations and beliefs, which are subject to inherent uncertainties which are difficult to predict, and may be beyond the ability of the Company to control. Forward-looking statements are made based upon management’s expectations and belief concerning future developments and their potential effect upon the Company. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management.

The words “believes,” “expects,” “intends,” “plans,” “anticipates,” “hopes,” “likely,” “will,” and similar expressions identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company (or entities in which the Company has interests), or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements.

Readers are cautioned not to place undue reliance on these forward-looking statements which reflect management’s view only as of the date of this Form 8-K. The Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances. For additional information about risks and uncertainties that could adversely affect the Company’s forward-looking statements, please refer to the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and the Quarterly Report on Form 10-Q for the period ended June 30, 2009.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 15, 2009, Omega Flex, Inc. (the “Company”) entered into an amendment of the Rule 10b5-1 Repurchase Plan (the “Plan”) dated September 15, 2008 with Hunter Associates, Inc. (“Hunter”), extending the term of the Plan for another twenty-four months. David W. Hunter, a director of the Company, is the Chairman of Hunter Associates, Inc.

ITEM 8.01 OTHER EVENTS

On September 15, 2009, the “Company issued a press release, announcing that on September 11, 2009, its Board of Directors has authorized the extension for another 24 months of the stock purchase program previously announced on September 12, 2007 to purchase of up to $5,000,000 of its Common Stock depending on market and business conditions. The Company has previously purchased 61,811 shares of common stock for the aggregate purchase price of $922,552, leaving a balance of $ 4,077,448 available to purchase common stock within the next 24 months.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)	none
(b)	none
(c)	none
(d)	The following documents are filed herewith as exhibits to this Form 8-K:

Exhibit 99.1 – Press Release

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OMEGA FLEX, INC.
(Registrant)

Date: September 15, 2009	By: /s/ Paul J. Kane
Paul J. Kane
Vice President – Finance and
Chief Financial Officer